EXHIBIT 21

                               ALLTEL Corporation
                         Subsidiaries of the Registrant

                                                                 State of
COMMUNICATIONS COMPANIES                                       Incorporation
------------------------                                       -------------
  ALLTEL Alabama, Inc.                                            Alabama
  ALLTEL Arkansas, Inc.                                           Arkansas
  ALLTEL Carolina, Inc.                                           North Carolina
  ALLTEL Communications, Inc.                                     Delaware
  ALLTEL Communications Group, Inc.                               Delaware
  ALLTEL Communications Services Corporation                      Ohio
  ALLTEL Florida, Inc.                                            Florida
  ALLTEL Georgia, Inc.                                            Georgia
  ALLTEL Georgia Communications Corp.                             Georgia
  ALLTEL Kentucky, Inc.                                           Kentucky
  ALLTEL Mississippi, Inc.                                        Mississippi
  ALLTEL Missouri, Inc.                                           Missouri
  ALLTEL Mobile Communications, Inc.                              Delaware
  ALLTEL Mobile Communications of the Carolinas, Inc.             North Carolina
  ALLTEL New York, Inc.                                           New York
  ALLTEL Ohio, Inc.                                               Ohio
  ALLTEL Oklahoma, Inc.                                           Arkansas
  ALLTEL Pennsylvania, Inc.                                       Pennsylvania
  ALLTEL South Carolina, Inc.                                     South Carolina
  ALLTEL Wireless Holdings, L.L.C.                                Delaware
  360 Communications Company                                      Delaware
  360 Communications Company Investment Company                   Delaware
  360 Communications Company Investment Company of Delaware       Delaware
  360 Communications Company Investment Company of Florida        Delaware
  360 Communications Company Investment Company of Greensboro     North Carolina
  360 Communications Company of Alabama                           Delaware
  360 Communications Company of Charlottsville                    Virginia
  360 Communications Company of Florida                           Delaware
  360 Communications Company of Hickory No. 1                     Delaware
  360 Communications Company of Indiana No. 1                     Delaware
  360 Communications Company of Iowa                              Delaware
  360 Communications Company of Lynchburg                         Virginia
  360 Communications Company of Missouri No. 1                    Delaware
  360 Communications Company of Nebraska                          Delaware
  360 Communications Company of New Mexico                        Delaware
  360 Communications Company of North Carolina No. 1              Delaware
  360 Communications Company of Ohio No. 1                        Delaware
  360 Communications Company of Ohio No. 2                        Delaware
  360 Communications Company of Ohio No. 3                        Delaware
  360 Communications Company of Ohio No. 4                        Delaware
  360 Communications Company of Pennsylvania No. 1                Delaware
  360 Communications Company of Pennsylvania No. 2                Delaware
  360 Communications Company of Pennsylvania No. 3                Delaware
  360 Communications Company of Petersburg                        Virginia


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EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, continued
                                                                     State of
COMMUNICATIONS COMPANIES: (continued)                              Incorporation
-------------------------------------                              -------------
  360 Communications Company of South Carolina No. 1                  Delaware
  360 Communications Company of South Carolina No. 2                  Delaware
  360 Communications Company of Tennessee No. 1                       Delaware
  360 Communications Company of Tennessee No. 2                       Delaware
  360 Communications Company of Texas No. 1                           Delaware
  360 Communications Company of Texas No. 2                           Delaware
  360 Communications Company of Texas No. 3                           Delaware
  360 Communications Company of Virginia                              Virginia
  360 Communications Company of Virginia No. 1                        Virginia
  360 Long Distance, Inc.                                             Iowa
  360 Paging, Inc.                                                    Delaware
  360 Telephone Company of North Carolina                             Delaware
  Aliant Cellular, Inc.                                               Nebraska
  Aliant Communications Co.                                           Delaware
  Aliant Communications Inc.                                          Nebraska
  Aliant Midwest, Inc.                                                Nebraska
  Aliant Network Services, Inc.                                       Nebraska
  Aliant Systems, Inc.                                                Nebraska
  Aliant Wireless Holdings, Inc.                                      Nebraska
  Centel Cellular Company of Laredo                                   Delaware
  Empire Cellular, Inc.                                               Kansas
  Georgia ALLTEL Communicon Co.                                       Illinois
  Georgia ALLTELCOM Co.                                               Indiana
  Georgia ALLTEL Telecom Inc.                                         Michigan
  Georgia Telephone Corporation                                       Georgia
  KIN Network, Inc.                                                   Kansas
  KINI L.C.                                                           Kansas
  Liberty Cellular, Inc.                                              Kansas
  Oklahoma ALLTEL, Inc.                                               Oklahoma
  Petersburg Cellular Telephone Company, Inc.                         Virginia
  Plant Cellular RSA 14, Inc.                                         Georgia
  RCTC Wholesale Corporation                                          Virginia
  Richmond Cellular Telephone Company                                 Virginia
  Standard Group, Inc.                                                Georgia
  Standard Telephone Company                                          Georgia
  Sugar Land Telephone Company                                        Texas
  Telcom Group, Inc.                                                  Georgia
  TeleSpectrum, Inc.                                                  Kansas
  TeleSpectrum of Virginia, Inc.                                      Virginia
  Teleview, Inc.                                                      Georgia
  Texas ALLTEL, Inc.                                                  Texas
  Trinet, Inc.                                                        Georgia
  Virginia Metronet, Inc.                                             Delaware
  The Western Reserve Telephone Company                               Ohio
  Wireless Telecom, Inc.                                              Georgia


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EXHIBIT 21
ALLTEL Corporation
Subsidiaries of the Registrant, continued
Country or
                                                                  State of
OTHER COMPANIES:                                                Incorporation
----------------                                                -------------
  ALLTEL Communications Products, Inc.                            Ohio
  ALLTEL Communications Products International, Inc.              Ohio
  ALLTEL Corporate Services, Inc.                                 Delaware
  ALLTEL Distribution, Inc.                                       Delaware
  ALLTEL Holding, Inc.                                            Delaware
  ALLTEL International Holdings, Inc.                             Delaware
  ALLTEL Investments, Inc.                                        Nevada
  ALLTEL Management Corporation                                   Delaware
  ALLTEL Mauritius Holdings, Inc.                                 Delaware
  ALLTEL Publishing Corporation                                   Ohio
  ALLTEL Publishing Listing Management Corporation                Pennsylvania
  CP National Corporation                                         California
  Control Communications Industries, Inc.                         Delaware
  Dynalex, Inc.                                                   California
  Full Circle Insurance Limited                                   Bermuda
  Ocean Technology, Inc.                                          California
  OTI International, Inc.                                         California
  ALLTEL Information Services, Inc.                               Arkansas
  ALLTEL Information Services International, Ltd.                 Delaware
  ALLTEL Information Services International Holdings, Inc.        Delaware
  ALLTEL Information Services Limited                             United Kingdom
  ALLTEL Information Services Canada Limited                      Canada
  ALLTEL Information Services (France) SARL                       France
  ALLTEL Information Services (Germany) GmbH                      Germany
  ALLTEL Information Services (Greece) S.A.                       Greece
  ALLTEL Information Services (Hong Kong) Limited                 Hong Kong
  ALLTEL Information (India) Private Limited                      India
  ALLTEL Information (Mauritius) Inc.                             Mauritius
  ALLTEL Information Services (Netherlands) B.V.                  Amsterdam
  ALLTEL Information Services (New Zealand) Limited               New Zealand
  ALLTEL Information Services (Poland) Sp. Z.o.o.                 Poland
  ALLTEL Information Services (Thailand) Limited                  Thailand
  ALLTEL International Limited (Jamaica)                          Jamaica
  ALLTEL International Resource Management, Inc.                  Delaware
  ALLTEL Servicios de Informacion (Costa Rica) S.A.               Costa Rica
  ALLTEL Wholesale Banking Solutions, Inc.                        New York





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